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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     July 15, 1996
                                                      ----------------------


                           CARAUSTAR INDUSTRIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)




          North Carolina                0-20646                  58-1388387
- ---------------------------------  ------------------------  -----------------
  (State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                             3100 Washington Street
                            Austell, Georgia  30001
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                  (770) 948-3101
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
         --------------------------------------------------------------
             (Former name or address, if changed from last report)
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Item 2.  Acquisition or Disposition of Assets.

         On July 15, 1996, the Company entered into a partnership ("Partnership") with Tenneco Packaging Inc. ("TPI"), a wholly-owned subsidiary of Tenneco, Inc., pursuant to a Contribution Agreement and a Partnership Agreement dated as of June 21, 1996 by and between the Company and TPI. The Partnership will be operated as a general partnership between wholly-owned subsidiaries of the Company and TPI. Under the terms of the Partnership Agreement, the Company contributed approximately $114.5 million in exchange for an 80% interest in the Partnership. Simultaneously, TPI contributed to the Partnership the assets and liabilities of its clay-coated recycled paperboard mills in Rittman, Ohio and Tama, Iowa, as well as a recovered fiber recycling and brokerage business with operations in Rittman and Cleveland, Ohio in exchange for proceeds of approximately $114.5 million and a 20% interest in the Partnership. Of the Company's contribution, $110 million was funded by borrowings under the Company's existing revolving credit facility from a syndicate of banks for whom NationsBank, N.A. is acting as agent and the balance was funded from the Company's internally generated cash. The total consideration paid in the acquisition of the Company's 80% Partnership interest was determined through arm's length negotiations between representatives of the Company and TPI.

         The assets contributed to the Partnership by TPI will continue to be used in the clay-coated recycled paperboard and recovered fiber recycling and brokerage businesses.

         For financial reporting purposes, the assets, liabilities, results of operations and cash flows of the Partnership will be included in the Company's consolidated financial statements from the date of formation. The Partnership interest of TPI will be included in the Company's financial statements as minority interest.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

        (a)      Financial Statements and Pro Forma Financial Information

        The financial statements and pro forma financial information required to be filed by Item 7 of Form 8-K in connection with the Company's entry into this Partnership are not currently available. The Company anticipates that such financial statements and pro forma financial information will be filed on or about September 13, 1996.

        (b)      Exhibits

                 Exhibit 2 Contribution Agreement between Tenneco Packaging Inc. and Caraustar Industries,
                                 Inc. regarding the formation of a Partnership, dated as of June 21, 1996 (including Annex
                                 A, form of Partnership Agreement), as amended by Amendment to Contribution Agreement dated July 15, 1996.

        The Company agrees to furnish supplementally to the Commission upon request any Schedule or Exhibit to this Exhibit 2 omitted from the copy attached hereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 1996

                                 CARAUSTAR INDUSTRIES, INC.


                                 By: /s/ H. Lee Thrash, III
                                    ------------------------------------------
                                    H. Lee Thrash, III
                                    Vice President and Chief Financial Officer





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                              INDEX TO EXHIBITS


      Documents filed under Item 7


      (b)  Exhibit 2            Contribution Agreement between Tenneco
                                Packaging Inc. and Caraustar Industries,
                                Inc. regarding the formation of a Partnership, dated as of June 21, 1996 (including Annex A, form of Partnership Agreement), as amended by Amendment to Contribution Agreement dated July
                                15, 1996.





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